Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Commitments and Contingencies

12.      COMMITMENTS AND CONTINGENCIES

Environmental Matters

The Company is engaged in oil and gas exploration and may become subject to certain liabilities as they relate to environmental cleanup of sites or other environmental restoration procedures as they relate to the exploration of oil and gas. Should it be determined that a liability exists with respect to any environmental clean up or restoration, the liability to cure such a violation could fall upon the Company. No claim has been made, nor is the Company aware of any liability, which it may have, as it relates to any environmental clean-up, restoration or the violation of any rules or regulations relating thereto. Liabilities for expenditures are recorded when environmental assessment and/or remediation is probable and the costs can be reasonably estimated.

Leased Office Premises

During the year ended December 31, 2010, the Company entered into a sub-lease arrangement with a third party and agreed to pay approximately $33,000 in basic and additional rent through November 30, 2011. Subsequent to the end of the sub-lease arrangement the Company continued to pay rent on a month to month basis. The lease agreement ended December 31, 2011.

Legal Contingencies

On November 17, 2010, we received a statement of claim filed in the Court of the Queen’s Bench of Alberta against the Company. The plaintiff alleges that the Company is indebted to the Plaintiff in the sum of $34,190 (CDN $34,898) for goods and services rendered by the Plaintiff. The Company believes this claim is without merit and intends to vigorously defend it.